Prospectus Supplement	dated May 22, 2006 to:

PUTNAM MONEY MARKET FUND Retail prospectus dated January 30, 2006

In the section “How do I buy fund shares?” the last sentence of the first paragraph under the heading “Which class of shares is best for me?” is replaced with the following:

Qualified employee-benefit plans may also choose class R shares. Brokerage accounts opened with a Putnam affiliate may also choose class R shares as a cash sweep option.

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